UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2006

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Auxilium Pharmaceuticals, Inc. (the “Company”) to supplement the Company’s Current Report on Form 8-K filed earlier today (the “Original Report”). The Original Report inadvertently included the incorrect Exhibit 99.1 under Item 9.01 of the Original Report. This Current Report has attached the corrected Exhibit 99.1. This Amendment is filed solely to expand upon the information previously reported under Item 7.01 and 9.01.

Item 7.01.	Regulation FD Disclosure.

During April 2006, our Chief Executive Officer, Gerri Henwood, and our Chief Financial Officer, Jim Fickenscher, will present to various investors. This presentation will first be used on April 5, 2006 at the CIBC Biotechnology & Specialty Pharmaceuticals Conference in New York, New York. A copy of the presentation is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The furnishing of such information is not an admission as to the materiality of any of the information set forth therein or herein. The information in this Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Presentation by Gerri Henwood, the Company’s Chief Executive Officer, and Jim Fickenscher, the Company’s Chief Financial Officer, made during April 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: April 5, 2006	By:	/s/ Jennifer Evans Stacey
Jennifer Evans Stacey, Esq.
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation by Gerri Henwood, the Company’s Chief Executive Officer, and Jim Fickenscher, the Company’s Chief Financial Officer, made during April 2006.